Exhibit 10.2

                        INTELLIWORXX FOUNDER'S AGREEMENT



     THIS AGREEMENT is made this 1st day of February, 2000, among Intelliworxx, Inc. a Florida corporation (the "Corporation"), and the undersigned shareholders of the Corporation, all of whom are original owners of shares of voting stock in the Corporation (the "Founder" or collectively "Founders").

                                   WITNESSETH

     WHEREAS, the Founders have been and will continue to be actively engaged in the conduct of the Corporation's business and the success of the business depends in large part on the abilities and skills of each of them; and,

     WHEREAS, to facilitate the achievement of the Corporation's objectives and to confirm the mutual recognition of the Founders of the fiduciary responsibilities owed by each of them to the others and to the Corporation, the parties desire to execute this Agreement in order to memorialize certain understandings among the Founders and the Corporation.

                                 NOW, THEREFORE

For good and valuable consideration the parties, intending to be legally bound, agree as follows:

     1. Term. Unless sooner terminated as provided herein, the term of this Agreement ("Term") shall be two years, commencing on February 1, 2000 and ending on January 31, 2002.

     2. Ownership. Each of the Founders was originally the beneficial owner of the number of shares of voting stock in the Corporation as shown next to his name on Attachment A hereto. These shares have been issued in the name of each of the Founders and such shares will be owned by each of the Founders for the Term except as otherwise permitted by the provisions of this Agreement.

     3. Restrictions on Transfer of Shares. During the term of this Agreement no Founder (or subsequent permitted assignee or transferee) shall sell, transfer, pledge, assign, encumber or otherwise dispose of all or any part of his shares in a "Brokered Transaction". "Brokered Transaction" for purposes hereof shall mean any transfer of shares through a licensed brokerage house. The foregoing notwithstanding, the Founders, within an agreement between the Company and an underwriter, may sell shares in a Brokered Transaction in conjunction with a registered offering of the shares of the Company. During the term of this Agreement no Founder (or subsequent permitted assignee or transferee) shall sell, transfer, pledge, assign, encumber or otherwise dispose of all or any part of his shares in a "Private Transaction" without the approval of a majority of the Board of Directors, such approval not to be unreasonably withheld. "Private Transaction" for the purposes hereof shall mean any transfer of shares outside of a "Brokered Transaction".

     4. Repurchase Option of Company on Unvested Shares. With the execution of this Agreement, if (i) the Company terminates a Founder's employment with Cause as defined below or (ii) a Founder voluntarily terminates

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                                                                    Exhibit 10.2

          such employment or (iii) such employment is terminated as a result of a Founder's death or disability (as defined below), then said Founder shall be designated a "Selling Founder" and the Company (or any assignee selected by the Company) shall have the right to repurchase, and the Selling Founder or his legal representatives shall, at the election of the Company, be obligated to sell, all or any part of the shares of the Selling Founder (the "Unvested Shares") in the amounts and at the price per share as shown in the following table (the "Repurchase Option Schedule").



          ------------------------------------------------------------------------------------------------
                         Date of Selling          Selling Founder          Repurchase Price per Share as a
             Period    Founder Designation        Unvested Shares             Percentage of Market Price
          ------------------------------------------------------------------------------------------------

               1         Feb 1, 2000 to              1,400,000                            1%
                         July 31, 2000
          ------------------------------------------------------------------------------------------------
               2         Aug 1, 2000 to              1,000,000                            5%
                         Jan 31, 2001
          ------------------------------------------------------------------------------------------------
               3         Feb 1, 2001 to                600,000                            10%
                         July 31, 2001
          ------------------------------------------------------------------------------------------------
               4         Aug 1, 2001 to                200,000                            15%
                         Jan 31, 2002
          ------------------------------------------------------------------------------------------------


          Market Price is defined as the average closing price of the Common Stock of the Company for the preceding ten (10) days of trading. The Repurchase Payment is the number of shares the Company opts to repurchase from the Selling Founder multiplied by the Repurchase Price per Share for the period as given in the table above.

     5. Exercise of Repurchase Option. On the occurrence of any event described in Section 4 hereof, the Company may exercise its Repurchase Option by giving written notice to the Selling Founder (or the Selling Founder's legal representative, as the case may be) at any time after 30 days and before 61 days following the effective date of termination of the Selling Founder's employment with the Company, specifying the number of Unvested Shares to be repurchased by the Company. Within 15 days after receipt of such notice, the Selling Founder (or the Selling Founder's legal representatives) shall send to the escrow agent designated in Attachment B to this agreement, via certified mail or Federal Express, the certificate(s), together with duly executed stock powers, representing the number of shares being repurchased by the Company. Within 10 days following receipt of such certificate(s) by the escrow agent, the Company shall deliver to the escrow agent the Repurchase Payment for the aggregate purchase price for the shares that the Company has elected to purchase under the Repurchase Option. The Repurchase Payment shall consist of (i) a check drawn on the operating account of the Company in the amount of $100,000, $250,000,

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


                                                                    Exhibit 10.2


          $300,000 or $500,000 for Period 1,2,3 or 4 respectively and (ii) a promissory note for the balance of the Repurchase Payment, said note to have a 10% per annum interest rate (interest to accrue) and a two year maturity. Upon receipt of the Repurchase Payment, the escrow agent shall deliver the Repurchase Payment to the Selling Founder and shall further deliver the certificate(s) to the Company. Upon the date of such notice from the Company to the Selling Founder (or the Selling Founder's legal representatives), the interest of the Selling Founder (and of the Selling Founder's legal representatives) in the shares specified in such notice shall automatically terminate, except for the right to receive payment from the Company for such shares.

     6. Failure to Deliver Shares. If a Founder becomes obligated to sell Shares to the Company under this Agreement and fails to deliver such Shares to the Company in accordance with the terms of this Agreement, the Company, may, at its option, in addition to all other remedies it may have, send to the Selling Founder by registered or certified mail, return receipt requested, the purchase price for such Shares, determined as is herein specified. Thereupon, the Company, upon written notice to the Selling Founder, shall (i) cancel on its books the certificate or certificates representing the shares to be sold; and (ii) issue, in lieu thereof, a new certificate or certificates in the name of the Selling Founder, if representing such Shares which may remain, and, if acting for itself, the Company shall cancel the certificates and retain the Shares as treasury shares; and thereupon all of the Selling Founder's rights in and to such Shares shall terminate.

     7. Definition of "Disability". For purposes of this Agreement, the term "disability" shall mean the physical or mental illness or disability of the Founder, such that, in the good faith judgment of two reputable physicians, he shall become unable to perform his duties of employment and such inability may reasonably be expected to be permanent or to continue for a period of at least six consecutive months (or for shorter periods totaling more than two-hundred ten (210) days during any period of twelve consecutive months).

     8. Change in Control. Upon the occurrence of a Change in Control or a Business Combination (each as defined below), all of the then Unvested Shares held by a Founder shall become Vested Shares if the Founder is employed by the Company at the time of such event.

     9. Definition of "Change in Control" and "Business Combination". A Change in Control shall be deemed to have occurred when: (i) securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities are acquired by a person or entity, or group of related persons or entities, in one or a series of related transactions occurring within one year, provided, however, that persons or entities shall not be deemed to be related merely because they acquire their shares under the same or similar agreement or agreements with the Company; (ii) a merger or consolidation is consummated in which the Company is a constituent corporation and which results in less than 50% of the outstanding voting securities of the surviving or resulting entity being owned by the then existing stockholders of the Company; or (iii) a sale is consummated by the Company of substantially all of the Company's

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                                                                    Exhibit 10.2

          assets to a person or entity which is not a wholly owned subsidiary of the Company. The events described in clauses (ii) and (iii) above are also referred to herein as a "Business Combination."

     10. Definition of "Cause". For purposes hereof, "Cause" shall mean any willful misconduct where such misconduct materially adversely affects the reputation or business activities of the Company, or any non-performance of the Founder's job responsibilities as required by the Board of Directors. "Cause" shall be determined by the Board of Directors, and a finding of "Cause" shall require the concurrence of a majority of directors, and any such determination shall be final and conclusive upon the Company and the Founder except for Rogers. A determination of Cause by the Board of Directors for Rogers shall require the concurrence the all directors minus one.

     11. Exemption from Repurchase Option. Founder's Belew and Roach are hereby exempt from the provisions set forth in sections four through ten herein. All other sections apply.

     12. Legend on Shares. During the Term all of the shares owned by the Founders shall be subject to this Agreement. Each stock certificate shall contain the following legend on its face:

               "The shares in this certificate are restricted from transfer in accordance with and subject to a Founder's Agreement dated February 1, 2000 among the Founders and the Corporation. All transfers or other encumbrances on all or any of these shares made or attempted to be made in violation of such Founder's Agreement shall be void."

     13. Successors and Assigns. This Agreement shall be binding on and inure to the benefit of any executor, administrator, or personal representative as well as the heirs and assigns of each of the Founders.

     14. Governing Law. This Agreement is executed and is to be performed in Florida and shall be governed by and construed in accordance with the laws of the State of Florida.

     15. Termination of Agreement. This Agreement shall terminate, and the certificate representing the shares shall be released from the terms hereof, on the happening of any of the following events:

          A. Cessation or sale of the Corporation's business;

          B. Dissolution of the Corporation, by operation of law or otherwise;

          C. Expiration of the Term, or any extension thereof.

          Upon the termination of this Agreement for any of these reasons, the certificates for shares shall be surrendered to the Corporation and the Corporation shall issue new certificates for the same number of shares, but without the restrictive legend required hereunder.

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                                                                    Exhibit 10.2

     16. Entire Agreement. This Agreement is the entire agreement among the parties with respect to the subject matter hereof and shall not be amended so as to expand the rights of the Founders to transfer the shares beyond the terms of this Agreement. No amendment shall be effective unless in writing and executed by all of the parties with the same degree of formality as required herein.







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


                                                                    Exhibit 10.2

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day first above written.





WITNESS                                     INTELLIWORXX, INC.



                                            By:  /s/  Kevin B. Rogers
-----------------------------                  -------------------------------
                                                      Kevin B. Rogers, President
                                                      & CEO



                                            FOUNDER



                                            By:  /s/  William E. Belew
-----------------------------                  -------------------------------
                                                      William E. Belew



                                            FOUNDER



                                            By:  /s/  Christopher J. Floyd
-----------------------------                  -------------------------------
                                                      Christopher J. Floyd



                                            FOUNDER



                                            By:  /s/  Michael P. Jonas
-----------------------------                  -------------------------------
                                                      Michael P. Jonas



                                            FOUNDER



                                            By:  /s/  Donald H. Pound, Jr.
-----------------------------                  ------------------------
                                                      Donald H. Pound, Jr.



                                            FOUNDER



                                            By:  /s/  Vincent D. Reynolds
-----------------------------                  -------------------------------
                                                      Vincent D. Reynolds


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                                                                    Exhibit 10.2

                                            FOUNDER



                                            By:  /s/  James L. Roach
-----------------------------                  -------------------------------
                                                      James L. Roach



                                            FOUNDER



                                            By:  /s/  Kevin B. Rogers
-----------------------------                  -------------------------------
                                                      Kevin B. Rogers



                                            FOUNDER



                                            By:  /s/  Ian N, Whitehead
-----------------------------                  -------------------------------
                                                      Ian N. Whitehead


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


                                                                    Exhibit 10.2

                                  Attachment A
                           Beneficial Ownership Table


---------------------------------------------- ---------------------------
                           Name                         Number of Shares
---------------------------------------------- ---------------------------
William E. Belew                                              375,000
---------------------------------------------- ---------------------------
Christopher J. Floyd                                        1,875,000
---------------------------------------------- ---------------------------
Michael P. Jonas                                            1,875,000
---------------------------------------------- ---------------------------
Donald H. Pound, Jr.                                        1,875,000
---------------------------------------------- ---------------------------
Vincent D. Reynolds                                         1,875,000
---------------------------------------------- ---------------------------
James L. Roach                                                375,000
---------------------------------------------- ---------------------------
Kevin B. Rogers                                             1,875,000
---------------------------------------------- ---------------------------
Ian N. Whitehead                                            1,875,000
---------------------------------------------- ---------------------------


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


                                                                    Exhibit 10.2

                                  Attachment B
                            Escrow Agent Designation


The escrow agent in the event that, per this Agreement, the Company repurchases shares from a Selling Founder, shall be as designated below.



Herbert H. Sommer, Esq.

Sommer & Schneider, LLP

600 Old Country Road

Garden City, NY  11530



Phone:   (516) 228 - 8181

Fax:     (516) 228 - 8211


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